UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 6, 2023
MGIC Investment Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	1-10816		39-1486475
__________________________________ (State or other jurisdiction of incorporation)	_____________________ (Commission File Number)		____________________________ (I.R.S. Employer Identification No.)

250 E. Kilbourn Avenue	Milwaukee,	Wisconsin	53202
________________________________ (Address of principal executive offices)			___________ (Zip Code)

Registrant’s telephone number, including area code:	(414)	347-6480

Not Applicable
Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	MTG	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.
On November 6, 2023 Steven Thompson, Executive Vice President – Chief Risk Officer of Mortgage Guaranty Insurance Corporation (“MGIC”), a subsidiary of MGIC Investment Corporation, provided notice of his intent to retire on March 22, 2024.

Mr. Thompson has been with MGIC for 25 years and has served in his current role since 2019. From 2016-2019 he served as Vice President – Credit Policy and Pricing, and prior to that he held several management positions in MGIC’s Risk Management department, including Vice-President – Risk Management.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION

Date:	November 9, 2023	By: \s\ Paula C. Maggio

Paula C. Maggio
Executive Vice President, General Counsel and Secretary